Exhibit 99.1
Investor Presentation Presented by: Fred Sturm, President & CEO CalAmp.com November 7, 2006 Enabling Anytime/Anywhere Access

Forward-Looking Statements This presentation and Q&A session may contain forward-looking statements relating to CalAmp's plans, strategies, objectives, projections, expectations and other information regarding future performance that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical results or from those anticipated. These risks and uncertainties include, without limitation, CalAmp's concentrated customer base, highly competitive markets, rapid technology changes, and other risk factors that are described in the Company's Annual Report on Form 10-K filed on May 10, 2006 with the SEC and in other filings made from time to time with the SEC.

CalAmp Overview NASDAQ: CAMP Shares O/S: 23.4 million* 52 Week High/Low: $13.9/$5.44 Avg. Volume: 195,000 shares* Institutional Ownership: 63%* Market Cap: $154 million* Enterprise Value: $168 million* * As of 11/2/06 Headquarter: Oxnard (CA) Founded: 1981 Public: 1983 Employees: ~550 Revenue TTM: $244 million* CAGR FY99 to '06: 31% * Pro forma Trailing Twelve Month revenue includes Dataradio and TechnoCom MRM product line through FY07 Q2 (August 2006)

Wireless Connectivity Software Solutions DBS Market Segments 67 15 162 CalAmp Creates Value by $244 million TTM Pro Forma Revenue* Enabling anytime/anywhere access to high value data and content Wireless Connectivity Public Safety Industrial Monitoring & Control Mobile Resource Management Software Solutions TelAlert: urgent messaging CAMM: secure media download Direct Broadcast Satellite HDTV outdoor satellite receivers * Includes Dataradio and TechnoCom MRM product line

Direct Broadcast Satellite (DBS) Business Update

Market Leader in U.S. DBS

Goal: Maintain leadership in DBS HDTV receiver segment

Leading supplier of DBS equipment to U.S. market

- Two primary customers: DirecTV & EchoStar (DISH Network)
- $171M FY06 satellite outdoor equipment revenue
  - 46% revenue CAGR (up from $12.5M in FY99)
- Segment generates strong free cash flow for CalAmp

Market opportunity growing at 11% CAGR from ~$370 million (2005) to $650M (2010)*

- Large installed base = churn
  - Historically 1.5% to 2% of installed base per month (~500K)
- HDTV adoption = Upgrade cycle = ASP increase
  - Potential upgrades for ~20M+ of installed base

Highly consolidated market with few competitors

- Sharp, Wistron Neweb, Andrew, ProBrand
- High barriers to entry due to stringent qualification criteria

*Source: CalAmp estimates

© Copyright 2006 CalAmp Corp. All rights reserved.

CalAmp
Enabling Anytime/Anywhere Access

6

1994* 0.5 1995* 2.5 1996* 4.9 1997* 6.5 1998* 9.2 1999* 11.6 2000* 15 2001* 17.8 2002* 19.7 2003* 21.6 2004* 24.9 2005* 27.1 2006 28.9 2007 30.3 2008 31.9 2009 33.4 2010 34.8 U.S. DBS Subscriber Base Growing Steadily *Note: 1994-2005 are the industry's actual total subscriber numbers Source: 2005 Carmel Group estimates 28 million subscribers as of 6/30/06 DirecTV U.S.:15.5 million subscribers Dish Network: 12.5 million subscribers DBS competing favorably against Cable TV. No near term business impact from competitive IPTV threat

DBS Outdoor Equipment ASP Increasing FY05 FY06 Low ASP (<$25) 69653 30175 Medium ASPs 85289 89290 High ASPs (>$50) 30347 46874 % of total DBS Sales *Source: CalAmp estimates CalAmp's Product Mix New DBS services driving higher ODU pricing from an average of $37 (2005) to $55 (2010)*

CalAmp's DBS Competitive Advantage State-of-the-art products Launching 2 HDTV reception products for DirecTV & DISH Primary HDTV platform for local content channels reception Competitive cost structure Strong Supply Chain management with manufacturing in Asia Economies of Scale with multi million unit annual shipments Core competencies for execution Long term relationships with both DirecTV & EchoStar Engineering for high volume manufacturing On-time product development, qualification and delivery

Wireless Connectivity Business Update

Building CalAmp's Business in Wireless Data Connectivity Oil & Gas production Water / Wastewater management Meter reading Remote actuation Industrial Monitoring & Control Public Safety Emergency Services Fire / Police Public works and utilities Mobile Resource Management Fleet management Asset tracking Point-of-sale equipment Goal: Become a leader in high quality, high value wireless data communication solutions

Offering Wide Range of Products & Services Proprietary private mobile data wireless systems Licensed, unlicensed, & cellular network based wireless modems OEM and Embedded wireless connectivity solutions System design and integration services Custom product development services Broad R&D Capabilities ~70 development staff: system, S/W, modem, radio, mechanical IP: 40+ patents, OFDM beam forming, Parallel Decode(r)

Wireless Data Connectivity FY07 Progress

Key Target Metrics

- Grow revenue organically to >$100M within three years
- Sustainable annual revenue growth >12% per year
- Gross Margin >40%, Operating Profit >12% of revenue
- Market share >10% in addressable segments

Progress to Date

- Financial
  - Revenue: $16.4M (Q2)
  - Gross Margin: 40% (Q2)
- Growth Initiatives
  - Dataradio acquisition (Q1)
  - TechnoCom's MRM product line acquisition (Q1)
- Major Wins
  - Onondaga County (NY) mobile data system ~$3.8M (Q2)
- Key Product Introductions
  - HiPR: unlicensed broadband backhaul (Q1)

© Copyright 2006 CalAmp Corp. All rights reserved.

CalAmp

Enabling Anytime/Anywhere Access

13

Wireless Data Connectivity Market

$775M Addressable Market (2005)


$140M[1]
~10% CAGR
$210M[2]
~20% CAGR
$425M[3]
~20% CAGR

Market Drivers

Public Safety

- Increased reliance on mobile data applications
- Growth due to new public safety broadband 700 MHz vacated bands

Industrial Monitoring & Control

- Increased use of Ethernet & in industrial automation
- FCC ½ channel "Re-Farming" mandate driving equipment upgrades

Mobile Resource Management

- Productivity of ~70 million mobile workers
- Technology advances enabling faster ROI

1 IMS Research, CalAmp estimates
2 Venture Development Corporation, CalAmp estimates
3 C.J. Driscoll & Associates, CalAmp estimates

CalAmp
Enabling Anytime/Anywhere Access

14

M&A Update

CalAmp's M&A Overview Utilize M&As to complement organic growth initiatives M&A Evaluation and Selection Criteria Fits within strategic market expansion initiatives Attractive ROI / accretive to earnings Top line revenue growth Expansion of technology / core competencies Complementary products / sales channels / customers Technology and manufacture within CalAmp's core capabilities Cultural, geographical compatibility

Financial Update

History of Profitable Growth FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 Revenue 33 79 117 101 100 129 220 217 ($M) CAGR 31% FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 Operating Profit -2 1.3 8.1 5.3 8.2 6 13 23.9 ($M) CAGR 62% FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 Operating Cash Flow 5.9 0.8 7.5 12.3 5.5 6.1 12.5 22.4 ($M) CAGR 21% Revenue Operating Income Operating Cash Flow FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 EBITDA 0.991 4.334 12.359 9.576 11.879 9.383 17.388 28.265 ($M) CAGR 61% EBITDA

CAMP Valuation Attractive Relative to Comparable Companies Comp Set

Summary History of strong financial performance Strong balance sheet and cash flow Strong position in DBS market with growth from HDTV penetration Executing on Wireless Data Connectivity growth initiative Attractive valuation

CalAmp Corp. (Nasdaq: CAMP) 1401 N. Rice Avenue Oxnard, CA 93030 (805) 987-9000 www.CalAmp.com For more information contact: Lasse Glassen Financial Relations Board (310) 854-8313 lglassen@financialrelationsboard.com

Appendix

Addressable DBS Market Expected to Grow Source: CalAmp estimates Upgrades, churn and rising ASPs are projected to drive market to $650M in 2010 (CAGR of 11%)

Non-GAAP Financial Reconciliation Schedule ($'000)